UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023

CXAPP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

(650) 575-4456

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On July 14, 2023, CXApp Inc. (the “Company”) entered into a Warrant Exchange Agreement (the “Agreement”) with an unaffiliated third party investor (the “Warrant Holder”) with respect to warrants to purchase an aggregate of 2,000,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”) initially issued by the Company in its initial public offering on December 15, 2020 (the “Public Warrants”). Pursuant to the Agreement, on July 14 2023, the Company is issuing an aggregate of 600,000 shares of Common Stock to the Warrant Holder in exchange for the surrender and cancellation of the Public Warrants held by such holder.

The above summary of the Agreement does not purport to be complete and is qualified in its entirety to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are qualified herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference. The issuance by the Company of the shares of Common Stock in exchange for the surrender and cancellation of the Public Warrants is being made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On July 14, 2023, the Company issued a press release announcing the exchange offer and other business updates. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financing Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Warrant Exchange Agreement, dated July 14, 2023.

99.1	Press Release, dated July 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit have been omitted in compliance with Item 601 of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2023

By:	/s/ Khurram P. Sheikh
Name:	Khurram P. Sheikh
Title:	Chairman and Chief Executive Officer

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